UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2009

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Manor Park Drive, P.O.BOX 28183, Columbus, Ohio		43228-0183
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2009, the Company entered into a first amendment (the "First Amendment") to that certain Credit Agreement, dated as of December 9, 2008, with KeyBank National Association as a lender, lead arranger, sole book runner and administrative agent (the "Credit Agreement"). Pursuant to the terms of the First Amendment, the parties agreed to modify certain terms of the Credit Agreement. These modifications included (1) modification of the definition of EBITDA to add back transition costs up to $3,200,000 associated with the transition and startup of the new production facility in Matamoros and to add back non-cash compensation expense recorded under SFAS 123R (2) modification of the fixed charge definition to exclude from consolidated interest expense any measure of ineffectiveness from interest rate swaps and amortization of loan origination and issuance costs (3) modification of the leverage ratio from 3.0x to 3.2x at June 30, 2009, 3.4x at September 30, 2009, and 3.2x at December 31, 2009 (4) increase the applicable margin for interest rates applicable to Libor loans effective March 31, 2009 to 400 basis points for both construction loans and the revolving line of credit; with all rates other than rates applicable to the secured note payable decreasing by 25 basis points upon reaching a leverage ratio of less than 2.25 to 1.00 (5) increase the letter of credit fee on the Industrial Revenue Bond to 300 basis points (6) increase the 1% Libor floor on the $8,000,000 construction loan and revolving line of credit to 1.5% and (7) implement a 1.5% Libor floor on the $12,000,000 construction loan.

The foregoing description is qualified in its entirety by reference to the First Amendment, copy of which is attached to this Form 8-K as exhibit 10.1 and is incorporated herin by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures contained above under item 1.01 are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is filed herewith:
10.1 First Amendment to Credit Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

April 2, 2009	By:	/s/ Herman F. Dick, Jr.

Name: Herman F. Dick, Jr.
Title: Vice President, Treasurer, Secretary and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Credit Agreement